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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the filing of our opinion as Exhibit 8 to the Registration Statement on Form S-4 and to the reference to us under the heading "The Merger - Certain Federal Income Tax Consequences" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
July 9, 2002